EXHIBIT 4.6

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT


American Stock Transfer
 & Trust Company
40 Wall Street
New York, NY  10005
Attn:  _____________

                  Re:  Speedcom Wireless Corporation
                       -----------------------------

Ladies and Gentlemen:

         We are counsel to Speedcom Wireless Corporation, a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Note and Warrant Purchase Agreement (the "Purchase Agreement"), dated as of April 13, 2001, by and among the Company and the purchasers named therein, pursuant to which the Company issued to ________ (the "Holder") subordinated promissory notes (the "Notes") and warrants (the "Warrants") to purchase shares of the Company's common stock, par value $.001 per share (the "Common Stock"). Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with the purchasers named therein (the "Registration Rights Agreement"), dated as of April 13, 2001, pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon exercise of the Warrants which were issued and dated as of April __, 2001, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ________________, 2001, the Company filed a Registration Statement on Form S-3 (File No. 333-________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the resale of the Registrable Securities which names each of the present Holders as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and, accordingly, the Registrable Securities are available for resale under the 1933 Act in the manner specified in, and pursuant to the terms of the Registration Statement.

                                             Very truly yours,




                                             By:


cc:      [LIST NAMES OF HOLDERS]

                                   Schedule A
                                   ----------



Names and Addresses of Purchasers
---------------------------------

S.A.C. Capital Associates, LLC
c/o S.A.C. Capital Advisors, LLC
777 Long Ridge Road
Stamford, CT 06902
Attention:  General Counsel
Tel. no.: (203) 614-2094
Fax no.: (203) 614-2393


SDS Merchant Fund, L.P.
c/o SDS Capital Partners
One Sound Shore Drive
Greenwich, CT 06830
Attention: Steve Derby
Tel. no.: (203) 629-8400
Fax no.: (203) 629-0345

                 Schedule 7(c) to Registration Rights Agreement
                 ----------------------------------------------



See the Capitalization Schedule 2.1(c) to the Note and Warrant Purchase Agreement for a description of the shares to be registered under piggy-back registration rights.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SPEEDCOM WIRELESS CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.


                          SPEEDCOM WIRELESS CORPORATION


                          SUBORDINATED PROMISSORY NOTE
                          ----------------------------


U.S. $1,000,000                                               New York, New York
                                                                  April 13, 2001


                  FOR VALUE RECEIVED, the undersigned, Speedcom Wireless Corporation, a Delaware corporation (the "Company"), hereby promises to pay to the order of SDS Merchant Fund, L.P. or any future permitted holder of this promissory note (the "Payee"), at the principal office of the Payee set forth herein, or at such other place as the holder may designate in writing to the Company, the principal sum of up to ONE MILLION DOLLARS (U.S. $1,000,000.00), or such other amount as may be outstanding hereunder, together with all accrued but unpaid interest, in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts and in immediately available funds, as provided in this promissory note (the "Note"). Concurrently with the issuance of this Note, the Company is issuing a separate note (the "Other Note") to a separate investor pursuant to the Purchase Agreement (as defined in Section 5(b) hereof).

                  1. Definition of Senior Debt. The term "Senior Debt" shall mean and consist of all present and future indebtedness for borrowed money of the Company (contingently or otherwise), to banks, insurance companies and similar institutional lenders (all such lenders, the "Lenders") and any extension, replacement, removal, restatement or refinancing thereof.

                  2. Subordination.

                           (a) The payment of any and all of the principal
amount of and interest on this Note (and all other obligations hereunder) is hereby expressly subordinated and made junior to the payment of the principal amount, redemption premium, if any, all interest and any other amounts due on the Senior Debt, to the extent and in the manner set forth herein.

                           (b) Until the Senior Debt shall have been
indefeasibly paid in full, the Company shall not make, and the Payee shall not receive, accept or retain, any direct or indirect payment or reduction (whether by way of loan, set-off or otherwise) in respect of the principal and interest of this Note, whether this Note shall have become payable at maturity or by acceleration or otherwise; provided, however, that, subject to the provisions of subsection (c) hereof, the Company may make, and the Payee may receive, accept and retain, payments of principal and interest permitted under Section 3 of this Note, unless, if, on the date such payment would (but for the terms hereof) be payable to and received by the Payee pursuant to this Note, (i) a default under the documents evidencing the Senior Debt shall have occurred, shall be continuing and shall not have been specifically waived in writing by the Lenders, or the Lenders shall have declared the Senior Debt or any portion thereof due and payable in full on the basis of the occurrence of such default, or (ii) such default shall not be continuing on any such payment date, but the Lenders shall have declared all or any portion of the Senior Debt due and payable in full on the basis of the occurrence of such default and such acceleration shall not have been specifically rescinded in writing by the Lenders.

                           (c) In the event of (i) any insolvency, bankruptcy,
receivership, custodianship, liquidation, reorganization, readjustment of debt, arrangement, composition, assignment for the benefit of creditors, or other similar proceeding relative to the Company, or (ii) any proceeding for voluntary liquidation, dissolution or other winding up or bankruptcy proceedings, then and in any such event:

                                    (A) All of the Senior Debt shall first be
                           paid in full before any payment or distribution of any character, whether in cash, securities, obligations or other property, shall be made in respect of this Note;

                                    (B) Any payment or distribution of any
                           character, which would otherwise (but for the terms hereof) be payable or deliverable in respect of this Note (including any payment or distribution of any other indebtedness of the Company being subordinated to this Note), shall be paid or delivered directly to the Lenders or their representative, until all of the Senior Debt shall have been paid in full, and the Payee or any other holder of this Note irrevocably authorizes, empowers and directs all receivers, custodians, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries;

                                    (C) The Payee or any other holder of this
                           Note shall execute and deliver to the Lenders or their representative all such further instruments confirming the authorization referred to in the foregoing clause (B), and shall take all such other actions as may be requested by the Lenders or their representative in order to enable the Lenders or their representative to enforce any and all claims upon or in respect of this Note and to collect and give any and all payments or distributions which may be payable or deliverable at any time upon or with respect to this Note.

                           (d) If, notwithstanding the provisions of this Note,
any payment or distribution of any character (whether in cash, securities, obligations or other property) or any security shall be received by the Payee in contravention of the terms of this Note, and before all Senior Debt shall have been paid in full, and provided that the Payee has actual knowledge of the foregoing, such payment, distribution or security shall not be commingled with any asset of the Payee, shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the Lenders or their representative, for application to the payment of all Senior Debt remaining unpaid, until all of the Senior Debt shall have been paid in full.

                           (e) This Note, without further reference, shall pass
to and may be relied on and enforced by any transferee or subsequent holder of the Senior Debt.

                           (f) Except to the extent provided in this Note that
the debt evidenced by this Note may not become due and payable or be paid and the Payee may not exercise rights with respect thereto, nothing contained herein shall impair, as between the Company and the Payee, the obligation of the Company, to pay to Payee the principal of this Note, and interest thereon, as and when the same shall become due and payable in accordance with the terms hereof, or prevent the Payee upon default with respect to this Note, from exercising all rights, powers and remedies otherwise provided herein or by applicable law, all subject to the rights of the holders of Senior Debt hereunder. Upon any distribution of assets of the Company referred to in the provisions hereof, the Payee shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or a certificate of the liquidating trustee or agent or other person making any distribution to the Payee, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the provisions hereof.

                           (g) Notwithstanding any statute, including, without
limitation, the U.S. Federal Bankruptcy Code, as now or hereafter in effect (the "Bankruptcy Code"), any rule of law or bankruptcy procedures to the contrary, the right of the Lenders hereunder to have all of the Senior Debt paid and satisfied in full prior to the payment of any of the debt evidenced by this Note shall include, without limitation, the right of the Lenders to be paid in full all interest accruing on the Senior Debt due to it after the filing of any petition by or against the Company in connection with any bankruptcy or similar proceeding or any other proceeding referred to in subsection 2(c) hereof, prior to the payment of any amounts in respect of this Note, including, without limitation, any interest due to the Payee accruing after such date.

                           (h) No right of any present or future holders of any
Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holders, or by any noncompliance by the Company with the terms and provisions of this Note, regardless of any knowledge thereof with which any such holders may have or be otherwise charged. The holders of the Senior Debt may, without in any way affecting the obligations of the Payee with respect thereto, at any time or from time to time in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Debt, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Debt or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Debt including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Debt, all without notice to or assent from the Payee.

                           (i) Subject to the prior payment in full of all
Senior Debt, the Payee shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt until all amounts owing on this Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Debt by or on behalf of the Company or by or on behalf of the Payee by virtue of the provisions hereof which otherwise would have been made to the Payee shall, as between the Company, its creditors other than the holders of Senior Debt, and the Payee, be deemed to be payment by the Company to or on account of the Senior Debt, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of the Payee, on the one hand, and the holders of the Senior Debt, on the other hand.

                  3. Principal and Interest Payments.

         (a) Subject to the subordination provisions in Section 2 of this Note, the Company shall repay in full the entire principal balance then outstanding under this Note on the first to occur (the "Maturity Date") of: (i) April 13, 2002; or (ii) the acceleration of the obligations as contemplated by this Note. Subject to the subordination provisions in Section 2 of this Note, the Company may prepay all or any part of this Note, together with the Other Note, in whole or in part at any time, without penalty or premium, as set forth in Section 7(d) hereof.

         (b) Interest on the outstanding principal balance of this Note shall accrue at a rate of nine percent (9%) per annum during the first ninety (90) days following the date hereof, and twelve percent (12%) per annum thereafter. Interest on the outstanding principal balance of the Note shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty (360) days and shall be payable by the Company (i) on a quarterly basis, commencing on July 13, 2001 and on each three-month anniversary thereafter, continuing throughout the term of this Note, and (ii) in full on the Maturity Date.

                  4. Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

                  5. Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Note:

                           (a) the Company shall fail to make the payment of any
amount of any principal outstanding for a period of three (3) business days after the date such payment shall become due and payable hereunder; or

                           (b) the Company shall fail to make any payment of
interest for a period of three (3) business days after the date such interest shall become due and payable hereunder; or

                           (c) the Company shall fail to have the Registration
Statement (the "Registration Statement") as defined in the Registration Rights Agreement, dated as of the date hereof, between the Company and the Payee (the "Registration Rights Agreement") to be declared effective by the U.S. Securities and Exchange Commission (the "SEC") on or prior to the Effectiveness Date (as defined in the Registration Rights Agreement); or

                           (d) the Company shall fail to (i) timely file the
Registration Statement or (ii) make the payment of any fees and/or liquidated damages under this Note or the Note and Warrant Purchase Agreement by and among the Company, the Payee, and the other purchaser a party thereto, dated as of the date hereof (the "Purchase Agreement") which failure is not remedied within five
(5) business days after the occurrence thereof; or

                           (e) while the Registration Statement is required to
be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Payee for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten
(10) consecutive trading days, provided that the cause of such lapse or unavailability is not due to factors solely within the control of Payee; or

                           (f) the Company shall default in the performance or
observance of any covenant, condition or agreement contained in any of the Transaction Documents (as defined in the Purchase Agreement, the "Transaction Documents") (or the Company makes an announcement, statement or threat that it does not intend to honor its obligations under any of the Transaction Documents) and such default is not fully cured within five (5) business days (other than with respect to an announcement, statement or threat) after the occurrence thereof in the case of failure within the Company's control or thirty (30) business days in the case of a default due to circumstances outside of the Company's control, after the earlier of (x) the date on which any executive officer of the Company shall have obtained actual knowledge of such failure (or such announcement, statement or threat) and (y) the date on which written notice thereof has been given to the Company by the Payee which is not covered by any other provisions of this Section 5(f); or

                           (g) any representation, warranty or certification
made by the Company herein or in any of the other Transaction Documents or in any certificate or financial statement shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

                           (h) the Company shall issue any debt securities,
other than the Senior Debt, which are not subordinate to this Note on such terms as are acceptable to the holders of a majority of the outstanding principal amount of this Note and the other subordinated promissory notes issued to any other holder pursuant to the Purchase Agreement; or

                           (i) the Company or any of its Subsidiaries (as
defined the Purchase Agreement, the "Subsidiaries") shall (i) default in any payment of any amount or amounts of principal of or interest on any Indebtedness (as defined in the Purchase Agreement, the "Indebtedness") (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness of all such persons is in excess of $1,000,000, whether such Indebtedness now exists or shall hereinafter be created, and such default entitles the holder thereof to declare such indebtedness to be due and payable, and such indebtedness has not been discharged in full or such acceleration has not been stayed, rescinded or annulled within ten (10) business days of such acceleration, or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

                           (j) A judgment or order for the payment of money
shall be rendered against the Company or any Subsidiary in excess of $500,000 in the aggregate (net of any applicable insurance coverage) for all such judgments or orders against all such persons (treating any deductibles, self insurance or retention as not so covered) that shall not be discharged, and all such judgments and orders remain outstanding, and there shall be any period of thirty
(30) consecutive days following entry of the judgment or order in excess of $500,000 or the judgment or order which causes the aggregate amount described above to exceed $500,000 during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                           (k) an "Event of Default" has occurred and is
continuing under any Other Note issued to any other holder pursuant to the Purchase Agreement; or

                           (l) the Company shall (i) apply for or consent to the
appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) admit in writing its inability to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors,
(iv) commence a voluntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic), (v) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (vi) acquiesce in writing to any petition filed against it in an involuntary case under the

Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic), or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

                           (m) a proceeding or case shall be commenced in
respect of the Company or any of its Subsidiaries without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or
(iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) consecutive days or any order for relief shall be entered in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or any of its Subsidiaries or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Company or any of its Subsidiaries and shall continue undismissed, or unstayed and in effect for a period of thirty (30) consecutive days.

                  6. Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Payee of this Note may at any time at its option, subject to the subordination provisions of this Note, (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Company; provided, however, that upon the occurrence of an Event of Default described in (i) Sections 5.1 (l) and (m), the outstanding principal balance and accrued interest hereunder shall be automatically due and payable, and (ii) Sections 5.1(a) through (k), the Payee may demand the prepayment of this Note pursuant to Section 7 hereof; or (b) exercise or otherwise enforce any one or more of the Payee's rights, powers, privileges, remedies and interests under this Note or any of the other Transaction Documents or applicable law. No course of delay on the part of the Payee shall operate as a waiver thereof or otherwise prejudice the right of the Payee. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

                  7. Prepayment Options and Conversion.

                           (a) Prepayment. Notwithstanding anything to the
contrary contained herein, the Payee shall have the right, at such Payee's option, subject to the subordination provisions of this Note, to require the Company to prepay all or a portion of the sum of the outstanding principal amount and any interest accrued and outstanding under this Note (the "Prepayment Price"), provided, that such prepayment is requested upon the occurrence of a Major Transaction (as defined in Section 7(e) below) or a Triggering Event (as defined in Section 7(e) below). Nothing in this Section 7(a) shall limit the Payee's rights under Section 6 hereof.

The Company shall immediately notify the holder of the Other Note if the Payee has requested prepayment pursuant to this Section 7.

                           (b) Mechanics of Prepayment at Option of Payee. At
least thirty (30) days prior to the occurrence of a Major Transaction and within one (1) day after the occurrence of a Major Transaction or a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier ("Notice of a Prepayment Event") to the Payee and the holder of the Other Note. At any time on or after the earlier of the Payee's receipt of a Notice of a Prepayment Event and the Payee becoming aware of a Major Transaction or a Triggering Event, the Payee may, subject to the subordination provisions of this Note, require the Company to prepay all or a portion of the outstanding principal amount and any interest accrued and outstanding under this Note by delivering written notice thereof via facsimile and overnight courier ("Notice of Prepayment at Option of Payee") to the Company, which Notice of Prepayment at Option of Payee shall indicate the amount of principal and interest accrued and outstanding under this Note that the Payee is electing to have prepaid, the sum of which shall be the Prepayment Price.

                           (c) Payment of Prepayment Price. Upon the Company's
receipt of a Notice of Prepayment at Option of Payee from the Payee, the Company shall immediately notify the Payee by facsimile of the Company's receipt of a Notice of Prepayment at Option of Payee and the Payee which has sent such a notice shall, in the case of a Major Transaction, deliver to the Company this Note which Payee has elected to have prepaid on or before the consummation or closing of such Major Transaction and, in the case of a Triggering Event, promptly submit to the Company this Note which Payee has elected to have prepaid. The Company shall pay the Prepayment Price to Payee, in the case of a Major Transaction, at or prior to the closing of the Major Transaction, and, in the case of a Triggering Event, within five (5) business days after the Company's receipt of a Notice of Prepayment at Option of Payee; provided that this Note shall have been so delivered to the Company. If the Company shall fail to prepay all of the Prepayment Price (other than pursuant to a dispute as to the arithmetic calculation of the Prepayment Price), in addition to any remedy the Payee may have under this Note, the Registration Rights Agreement and the Purchase Agreement, the Prepayment Price payable in respect of such unprepaid Notes shall bear interest at the rate of two percent (2.0%) per each period of thirty (30) consecutive days, pro rated for any period of less than thirty (30) days until paid in full. Until the Company pays such unpaid Prepayment Price in full to the Payee, the Payee shall have the option (the "Void Optional Prepayment Option") to, in lieu of prepayment, require the Company to promptly return to the Payee this Note that was submitted for prepayment by Payee under this Section 7(c) and for which the Prepayment Price has not been paid, by sending written notice thereof to the Company via facsimile (the "Void Optional Prepayment Notice"). Upon the Company's receipt of such Void Optional Prepayment Notice(s) and prior to payment of the full Prepayment Price to Payee, (i) the Notice(s) of Prepayment at Option of Payee shall be null and void with respect to this Note submitted for prepayment and for which the Prepayment Price has not been paid and (ii) the Company shall immediately return this Note submitted to the Company by the Payee for prepayment under this Section 7(c) and for which the Prepayment Price has not been paid. A Payee's delivery of a Void Optional

Prepayment Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice.

                           (d) Company's Prepayment Option. The Company may
prepay, at the option of its Board of Directors, subject to the subordination provisions of this Note, all or any portion of the outstanding principal amount of this Note and the accrued and unpaid interest thereon upon five (5) business days prior written notice to the Payee (the "Company Prepayment Notice") at a cash price equal to sum of the outstanding principal amount and any interest accrued and outstanding (the "Company Prepayment Price"). The Company may not deliver a Company Prepayment Notice to the Payee unless the Company has clear and good funds for a minimum of the amount it intends to prepay in a bank account controlled by the Company. The Company Prepayment Notice shall state the date of prepayment (the "Company Prepayment Date"), the Company Prepayment Price, the amount of the Note of such Payee to be prepaid, the amount of accrued and unpaid interest through the Company Prepayment Date and shall call upon the Payee to surrender to the Company on the Company Prepayment Date at the place designated in the Company Prepayment Notice such Payee's Note. The Company Prepayment Date shall be no more than five (5) trading days after the date on which the Payee is notified of the Company's intent to prepay the Note (the "Company Prepayment Notice Date"). If the Company fails to pay the Company Prepayment Price by the sixth (6th) trading day following the Company Prepayment Notice Date, the prepayment will be declared null and void and the Company shall lose its right to deliver a Company Prepayment Notice to the Payee in the future. On or after the Company Prepayment Date, the Payee shall surrender the Notes called for prepayment to the Company at the place designated in the Company Prepayment Notice and shall thereupon be entitled to receive payment of the Company Prepayment Price.

                           (e) For purposes of this Note, (1) "Major
Transaction" means the consummation of any of the following transactions: (i) the consolidation, merger or other business combination of the Company with or into a person or entity (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company, or (B) a consolidation, merger or other business combination in which holders of the Company's or any of its Subsidiaries voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities); (ii) the sale or transfer of all or substantially all of the Company's or any of its Subsidiaries' assets; or (iii) the consummation of a purchase, tender or exchange offer made to the holders of more than 30% of the outstanding shares of the Company's common stock; provided, however, that during the six months following the date of issuance of this Note a Strategic Merger shall not be deemed a Major Transaction, (2) "Strategic Merger" means a merger with another entity in the same industry as the Company, in which the Company is the surviving entity and its Common Stock remains publicly traded subsequent to the merger and an investment of at least $7,000,000 has been made in the Company's Common Stock or convertible preferred stock; and (3) "Triggering Event" means
(i) the failure to have a Registration Statement, registering the shares of common stock of the Company issuable upon exercise of the related warrants delivered herewith, declared effective by the SEC within one hundred twenty (120) days following the date hereof; or (ii) any representation or warranty made by the Company in the Purchase Agreement or any of the Transaction Documents shall prove to have been false or incorrect in a material respect at the time when made; or (iii) the Company has breached a material covenant or other term or condition of the Purchase Agreement or any related agreement delivered therewith; or (iv) the Company has entered into a Subsequent Financing (as defined in Section 3.10 of the Purchase Agreement).

                           (f) The Payee may, at its option, elect to convert
all or a portion of the outstanding principal amount of this Note, plus all accrued but unpaid interest thereon into debt or equity securities of the Company issued after the date hereof at a conversion price equal to one hundred ten percent (110%) of the outstanding principal amount of the Note plus any accrued interest thereon being converted.

                  8. Other Notes. This Note is one of the Notes referred to in the Purchase Agreement. Any and all payments or prepayments of this Note by the Company shall be made on a pro rata basis with the Other Note. The Company shall promptly notify the holder of this Note of any notices sent or received, or any actions taken with respect to the Other Note.

                  9. Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Payee with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

                  10. Parties in Interest, Transferability. This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and permitted assigns. This Note may be transferred or sold, subject to the provisions of
Section 20 of this Note, or pledged, hypothecated or otherwise granted as security by the Payee.

                  11. Reliance. The Payee acknowledges and agrees that the Lenders have relied upon and will continue to rely upon, and are third-party beneficiaries of, the subordination provisions set forth herein in making loans and in otherwise extending credit to the Company. The Payee hereby waives notice of or proof of reliance hereon.

                  12. Amendments. This note may not be modified or amended in any manner except in writing executed by the Company and the Payee; provided, however, the subordination provisions contained herein are for the benefit of the Lenders and may not be rescinded, canceled, amended or modified in any way without the prior written consent thereto of the Lenders, if the Lenders shall then be holding Senior Debt.

                  13. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Company will give written notice to the Payee at least thirty (30) days prior to the date on which the Company closes its books or takes a record (x) with respect to any dividend or distribution upon the common stock of the Company, (y) with respect to any pro rata subscription offer to holders of common stock of the Company or
(z) for determining rights to vote with respect to a Major Transaction or a Triggering Event, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to the Payee at least twenty (20) days prior to the date on which dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to the Payee prior to such information being made known to the public.

     Address of the Payee:      SDS Merchant Fund, L.P.
                                c/o SDS Capital Partners
                                One Sound Shore Drive
                                Greenwich, CT 06830
                                Attention:  Steve Derby
                                Telecopier:  (203) 629-0345


     Address of the Company:    Speedcom Wireless Corporation
                                1748 Independence Boulevard, D-4
                                Sarasota, Florida 34243
                                Attention:  Jay Wright, Chief Financial Officer
                                Telecopier: (941) 358-6208

                  14. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

                  15. Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

                  16. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Payee's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Payee and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Payee and that the remedy at law for any such breach may be inadequate. Therefore the Company agrees that, in the event of any such breach or threatened breach, the Payee shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

                  17. Failure or Indulgence Not Waiver. No failure or delay on the part of the Payee in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                  18. Enforcement Expenses. The Company agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses.

                  19. Binding Effect. The obligations of the Company and the Payee set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

                  20. Compliance with Securities Laws. The Payee of this Note acknowledges that this Note is being acquired solely for the Payee's own account and not as a nominee for any other party, and for investment, and that the Payee shall not offer, sell or otherwise dispose of this Note other than in compliance with the laws of the United States of America and as guided by the rules of the SEC. This Note and any Note issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

                  "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SPEEDCOM WIRELESS CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."


                  21. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

                  22. Consent to Jurisdiction. Each of the Company and the Payee
(i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Payee consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 22 shall affect or limit any right to serve process in any other manner permitted by law.

                  23. Company Waivers. Except as otherwise specifically provided herein, the Company and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Company liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

                           (a) No delay or omission on the part of the Payee in
exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Payee, nor shall any waiver by the Payee of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

                           (b) THE COMPANY ACKNOWLEDGES THAT THE TRANSACTION OF
WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE PAYEE OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first written above.



                                            SPEEDCOM WIRELESS CORPORATION



                                            By:______________________________
                                               Name:
                                               Title:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SPEEDCOM WIRELESS CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.


                          SPEEDCOM WIRELESS CORPORATION


                          SUBORDINATED PROMISSORY NOTE


U.S. $2,000,000                                               New York, New York
                                                                  April 13, 2001


                  FOR VALUE RECEIVED, the undersigned, Speedcom Wireless Corporation, a Delaware corporation (the "Company"), hereby promises to pay to the order of S.A.C. Capital Associates, LLC or any future permitted holder of this promissory note (the "Payee"), at the principal office of the Payee set forth herein, or at such other place as the holder may designate in writing to the Company, the principal sum of up to TWO MILLION DOLLARS (U.S. $2,000,000.00), or such other amount as may be outstanding hereunder, together with all accrued but unpaid interest, in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts and in immediately available funds, as provided in this promissory note (the "Note"). Concurrently with the issuance of this Note, the Company is issuing a separate note (the "Other Note") to a separate investor pursuant to the Purchase Agreement (as defined in Section 5(b) hereof).

                  1. Definition of Senior Debt. The term "Senior Debt" shall mean and consist of all present and future indebtedness for borrowed money of the Company (contingently or otherwise), to banks, insurance companies and similar institutional lenders (all such lenders, the "Lenders") and any extension, replacement, removal, restatement or refinancing thereof.

                  2. Subordination.

                           (a) The payment of any and all of the principal
amount of and interest on this Note (and all other obligations hereunder) is hereby expressly subordinated and made junior to the payment of the principal amount, redemption premium, if any, all interest and any other amounts due on the Senior Debt, to the extent and in the manner set forth herein.

                           (b) Until the Senior Debt shall have been
indefeasibly paid in full, the Company shall not make, and the Payee shall not receive, accept or retain, any direct or indirect payment or reduction (whether by way of loan, set-off or otherwise) in respect of the principal and interest of this Note, whether this Note shall have become payable at maturity or by acceleration or otherwise; provided, however, that, subject to the provisions of subsection (c) hereof, the Company may make, and the Payee may receive, accept and retain, payments of principal and interest permitted under Section 3 of this Note, unless, if, on the date such payment would (but for the terms hereof) be payable to and received by the Payee pursuant to this Note, (i) a default under the documents evidencing the Senior Debt shall have occurred, shall be continuing and shall not have been specifically waived in writing by the Lenders, or the Lenders shall have declared the Senior Debt or any portion thereof due and payable in full on the basis of the occurrence of such default, or (ii) such default shall not be continuing on any such payment date, but the Lenders shall have declared all or any portion of the Senior Debt due and payable in full on the basis of the occurrence of such default and such acceleration shall not have been specifically rescinded in writing by the Lenders.

                           (c) In the event of (i) any insolvency, bankruptcy,
receivership, custodianship, liquidation, reorganization, readjustment of debt, arrangement, composition, assignment for the benefit of creditors, or other similar proceeding relative to the Company, or (ii) any proceeding for voluntary liquidation, dissolution or other winding up or bankruptcy proceedings, then and in any such event:

                                    (A) All of the Senior Debt shall first be
                           paid in full before any payment or distribution of any character, whether in cash, securities, obligations or other property, shall be made in respect of this Note;

                                    (B) Any payment or distribution of any
                           character, which would otherwise (but for the terms hereof) be payable or deliverable in respect of this Note (including any payment or distribution of any other indebtedness of the Company being subordinated to this Note), shall be paid or delivered directly to the Lenders or their representative, until all of the Senior Debt shall have been paid in full, and the Payee or any other holder of this Note irrevocably authorizes, empowers and directs all receivers, custodians, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries;

                                    (C) The Payee or any other holder of this
                           Note shall execute and deliver to the Lenders or their representative all such further instruments confirming the authorization referred to in the foregoing clause (B), and shall take all such other actions as may be requested by the Lenders or their representative in order to enable the Lenders or their representative to enforce any and all claims upon or in respect of this Note and to collect and give any and all payments or distributions which may be payable or deliverable at any time upon or with respect to this Note.

                           (d) If, notwithstanding the provisions of this Note,
any payment or distribution of any character (whether in cash, securities, obligations or other property) or any security shall be received by the Payee in contravention of the terms of this Note, and before all Senior Debt shall have been paid in full, and provided that the Payee has actual knowledge of the foregoing, such payment, distribution or security shall not be commingled with any asset of the Payee, shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the Lenders or their representative, for application to the payment of all Senior Debt remaining unpaid, until all of the Senior Debt shall have been paid in full.

                           (e) This Note, without further reference, shall pass
to and may be relied on and enforced by any transferee or subsequent holder of the Senior Debt.

                           (f) Except to the extent provided in this Note that
the debt evidenced by this Note may not become due and payable or be paid and the Payee may not exercise rights with respect thereto, nothing contained herein shall impair, as between the Company and the Payee, the obligation of the Company, to pay to Payee the principal of this Note, and interest thereon, as and when the same shall become due and payable in accordance with the terms hereof, or prevent the Payee upon default with respect to this Note, from exercising all rights, powers and remedies otherwise provided herein or by applicable law, all subject to the rights of the holders of Senior Debt hereunder. Upon any distribution of assets of the Company referred to in the provisions hereof, the Payee shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or a certificate of the liquidating trustee or agent or other person making any distribution to the Payee, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the provisions hereof.

                           (g) Notwithstanding any statute, including, without
limitation, the U.S. Federal Bankruptcy Code, as now or hereafter in effect (the "Bankruptcy Code"), any rule of law or bankruptcy procedures to the contrary, the right of the Lenders hereunder to have all of the Senior Debt paid and satisfied in full prior to the payment of any of the debt evidenced by this Note shall include, without limitation, the right of the Lenders to be paid in full all interest accruing on the Senior Debt due to it after the filing of any petition by or against the Company in connection with any bankruptcy or similar proceeding or any other proceeding referred to in subsection 2(c) hereof, prior to the payment of any amounts in respect of this Note, including, without limitation, any interest due to the Payee accruing after such date.

                           (h) No right of any present or future holders of any
Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holders, or by any noncompliance by the Company with the terms and provisions of this Note, regardless of any knowledge thereof with which any such holders may have or be otherwise charged. The holders of the Senior Debt may, without in any way affecting the obligations of the Payee with respect thereto, at any time or from time to time in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Debt, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Debt or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Debt including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Debt, all without notice to or assent from the Payee.

                           (i) Subject to the prior payment in full of all
Senior Debt, the Payee shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt until all amounts owing on this Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Debt by or on behalf of the Company or by or on behalf of the Payee by virtue of the provisions hereof which otherwise would have been made to the Payee shall, as between the Company, its creditors other than the holders of Senior Debt, and the Payee, be deemed to be payment by the Company to or on account of the Senior Debt, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of the Payee, on the one hand, and the holders of the Senior Debt, on the other hand.

                  3. Principal and Interest Payments.

         (a) Subject to the subordination provisions in Section 2 of this Note, the Company shall repay in full the entire principal balance then outstanding under this Note on the first to occur (the "Maturity Date") of: (i) April 13, 2002; or (ii) the acceleration of the obligations as contemplated by this Note. Subject to the subordination provisions in Section 2 of this Note, the Company may prepay all or any part of this Note, together with the Other Note, in whole or in part at any time, without penalty or premium, as set forth in Section 7(d) hereof.

         (b) Interest on the outstanding principal balance of this Note shall accrue at a rate of nine percent (9%) per annum during the first ninety (90) days following the date hereof, and twelve percent (12%) per annum thereafter. Interest on the outstanding principal balance of the Note shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty (360) days and shall be payable by the Company (i) on a quarterly basis, commencing on July 13, 2001 and on each three-month anniversary thereafter, continuing throughout the term of this Note, and (ii) in full on the Maturity Date.

                  4. Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

                  5. Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Note:

                           (a) the Company shall fail to make the payment of any
amount of any principal outstanding for a period of three (3) business days after the date such payment shall become due and payable hereunder; or

                           (b) the Company shall fail to make any payment of
interest for a period of three (3) business days after the date such interest shall become due and payable hereunder; or

                           (c) the Company shall fail to have the Registration
Statement (the "Registration Statement") as defined in the Registration Rights Agreement, dated as of the date hereof, between the Company and the Payee (the "Registration Rights Agreement") to be declared effective by the U.S. Securities and Exchange Commission (the "SEC") on or prior to the Effectiveness Date (as defined in the Registration Rights Agreement); or

                           (d) the Company shall fail to (i) timely file the
Registration Statement or (ii) make the payment of any fees and/or liquidated damages under this Note or the Note and Warrant Purchase Agreement by and among the Company, the Payee, and the other purchaser a party thereto, dated as of the date hereof (the "Purchase Agreement") which failure is not remedied within five
(5) business days after the occurrence thereof; or

                           (e) while the Registration Statement is required to
be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Payee for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten
(10) consecutive trading days, provided that the cause of such lapse or unavailability is not due to factors solely within the control of Payee; or

                           (f) the Company shall default in the performance or
observance of any covenant, condition or agreement contained in any of the Transaction Documents (as defined in the Purchase Agreement, the "Transaction Documents") (or the Company makes an announcement, statement or threat that it does not intend to honor its obligations under any of the Transaction Documents) and such default is not fully cured within five (5) business days (other than with respect to an announcement, statement or threat) after the occurrence thereof in the case of failure within the Company's control or thirty (30) business days in the case of a default due to circumstances outside of the Company's control, after the earlier of (x) the date on which any executive officer of the Company shall have obtained actual knowledge of such failure (or such announcement, statement or threat) and (y) the date on which written notice thereof has been given to the Company by the Payee which is not covered by any other provisions of this Section 5(f); or

                           (g) any representation, warranty or certification
made by the Company herein or in any of the other Transaction Documents or in any certificate or financial statement shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

                           (h) the Company shall issue any debt securities,
other than the Senior Debt, which are not subordinate to this Note on such terms as are acceptable to the holders of a majority of the outstanding principal amount of this Note and the other subordinated promissory notes issued to any other holder pursuant to the Purchase Agreement; or

                           (i) the Company or any of its Subsidiaries (as
defined the Purchase Agreement, the "Subsidiaries") shall (i) default in any payment of any amount or amounts of principal of or interest on any Indebtedness (as defined in the Purchase Agreement, the "Indebtedness") (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness of all such persons is in excess of $1,000,000, whether such Indebtedness now exists or shall hereinafter be created, and such default entitles the holder thereof to declare such indebtedness to be due and payable, and such indebtedness has not been discharged in full or such acceleration has not been stayed, rescinded or annulled within ten (10) business days of such acceleration, or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

                           (j) A judgment or order for the payment of money
shall be rendered against the Company or any Subsidiary in excess of $500,000 in the aggregate (net of any applicable insurance coverage) for all such judgments or orders against all such persons (treating any deductibles, self insurance or retention as not so covered) that shall not be discharged, and all such judgments and orders remain outstanding, and there shall be any period of thirty
(30) consecutive days following entry of the judgment or order in excess of $500,000 or the judgment or order which causes the aggregate amount described above to exceed $500,000 during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                           (k) an "Event of Default" has occurred and is
continuing under any Other Note issued to any other holder pursuant to the Purchase Agreement; or

                           (l) the Company shall (i) apply for or consent to the
appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) admit in writing its inability to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors,
(iv) commence a voluntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic), (v) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (vi) acquiesce in writing to any petition filed against it in an involuntary case under the

Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic), or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

                           (m) a proceeding or case shall be commenced in
respect of the Company or any of its Subsidiaries without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or
(iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) consecutive days or any order for relief shall be entered in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or any of its Subsidiaries or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Company or any of its Subsidiaries and shall continue undismissed, or unstayed and in effect for a period of thirty (30) consecutive days.

                  6. Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Payee of this Note may at any time at its option, subject to the subordination provisions of this Note, (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Company; provided, however, that upon the occurrence of an Event of Default described in (i) Sections 5.1 (l) and (m), the outstanding principal balance and accrued interest hereunder shall be automatically due and payable, and (ii) Sections 5.1(a) through (k), the Payee may demand the prepayment of this Note pursuant to Section 7 hereof; or (b) exercise or otherwise enforce any one or more of the Payee's rights, powers, privileges, remedies and interests under this Note or any of the other Transaction Documents or applicable law. No course of delay on the part of the Payee shall operate as a waiver thereof or otherwise prejudice the right of the Payee. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

                  7. Prepayment Options and Conversion.

                           (a) Prepayment. Notwithstanding anything to the
contrary contained herein, the Payee shall have the right, at such Payee's option, subject to the subordination provisions of this Note, to require the Company to prepay all or a portion of the sum of the outstanding principal amount and any interest accrued and outstanding under this Note (the "Prepayment Price"), provided, that such prepayment is requested upon the occurrence of a Major Transaction (as defined in Section 7(e) below) or a Triggering Event (as defined in Section 7(e) below). Nothing in this Section 7(a) shall limit the Payee's rights under Section 6 hereof.

The Company shall immediately notify the holder of the Other Note if the Payee has requested prepayment pursuant to this Section 7.

                           (b) Mechanics of Prepayment at Option of Payee. At
least thirty (30) days prior to the occurrence of a Major Transaction and within one (1) day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier ("Notice of a Prepayment Event") to the Payee and the holder of the Other Note. At any time on or after the earlier of the Payee's receipt of a Notice of a Prepayment Event and the Payee becoming aware of a Major Transaction or a Triggering Event, the Payee may, subject to the subordination provisions of this Note, require the Company to prepay all or a portion of the outstanding principal amount and any interest accrued and outstanding under this Note by delivering written notice thereof via facsimile and overnight courier ("Notice of Prepayment at Option of Payee") to the Company, which Notice of Prepayment at Option of Payee shall indicate the amount of principal and interest accrued and outstanding under this Note that the Payee is electing to have prepaid, the sum of which shall be the Prepayment Price.

                           (c) Payment of Prepayment Price. Upon the Company's
receipt of a Notice of Prepayment at Option of Payee from the Payee, the Company shall immediately notify the Payee by facsimile of the Company's receipt of a Notice of Prepayment at Option of Payee and the Payee which has sent such a notice shall, in the case of a Major Transaction, deliver to the Company this Note which Payee has elected to have prepaid on or before the consummation or closing of such Major Transaction and, in the case of a Triggering Event, promptly submit to the Company this Note which Payee has elected to have prepaid. The Company shall pay the Prepayment Price to Payee, in the case of a Major Transaction, at or prior to the closing of the Major Transaction, and, in the case of a Triggering Event, within five (5) business days after the Company's receipt of a Notice of Prepayment at Option of Payee; provided that this Note shall have been so delivered to the Company. If the Company shall fail to prepay all of the Prepayment Price (other than pursuant to a dispute as to the arithmetic calculation of the Prepayment Price), in addition to any remedy the Payee may have under this Note, the Registration Rights Agreement and the Purchase Agreement, the Prepayment Price payable in respect of such unprepaid Notes shall bear interest at the rate of two percent (2.0%) per each period of thirty (30) consecutive days, pro rated for any period of less than thirty (30) days until paid in full. Until the Company pays such unpaid Prepayment Price in full to the Payee, the Payee shall have the option (the "Void Optional Prepayment Option") to, in lieu of prepayment, require the Company to promptly return to the Payee this Note that was submitted for prepayment by Payee under this Section 7(c) and for which the Prepayment Price has not been paid, by sending written notice thereof to the Company via facsimile (the "Void Optional Prepayment Notice"). Upon the Company's receipt of such Void Optional Prepayment Notice(s) and prior to payment of the full Prepayment Price to Payee, (i) the Notice(s) of Prepayment at Option of Payee shall be null and void with respect to this Note submitted for prepayment and for which the Prepayment Price has not been paid and (ii) the Company shall immediately return this Note submitted to the Company by the Payee for prepayment under this Section 7(c) and for which the Prepayment Price has not been paid. A Payee's delivery of a Void Optional

Prepayment Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice.

                           (d) Company's Prepayment Option. The Company may
prepay, at the option of its Board of Directors, subject to the subordination provisions of this Note, all or any portion of the outstanding principal amount of this Note and the accrued and unpaid interest thereon upon five (5) business days prior written notice to the Payee (the "Company Prepayment Notice") at a cash price equal to sum of the outstanding principal amount and any interest accrued and outstanding (the "Company Prepayment Price"). The Company may not deliver a Company Prepayment Notice to the Payee unless the Company has clear and good funds for a minimum of the amount it intends to prepay in a bank account controlled by the Company. The Company Prepayment Notice shall state the date of prepayment (the "Company Prepayment Date"), the Company Prepayment Price, the amount of the Note of such Payee to be prepaid, the amount of accrued and unpaid interest through the Company Prepayment Date and shall call upon the Payee to surrender to the Company on the Company Prepayment Date at the place designated in the Company Prepayment Notice such Payee's Note. The Company Prepayment Date shall be no more than five (5) trading days after the date on which the Payee is notified of the Company's intent to prepay the Note (the "Company Prepayment Notice Date"). If the Company fails to pay the Company Prepayment Price by the sixth (6th) trading day following the Company Prepayment Notice Date, the prepayment will be declared null and void and the Company shall lose its right to deliver a Company Prepayment Notice to the Payee in the future. On or after the Company Prepayment Date, the Payee shall surrender the Notes called for prepayment to the Company at the place designated in the Company Prepayment Notice and shall thereupon be entitled to receive payment of the Company Prepayment Price.

                           (e) For purposes of this Note, (1) "Major
Transaction" means the consummation of any of the following transactions: (i) the consolidation, merger or other business combination of the Company with or into a person or entity (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company, or (B) a consolidation, merger or other business combination in which holders of the Company's or any of its Subsidiaries voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities); (ii) the sale or transfer of all or substantially all of the Company's or any of its Subsidiaries' assets; or (iii) the consummation of a purchase, tender or exchange offer made to the holders of more than 30% of the outstanding shares of the Company's common stock; provided, however, that during the six months following the date of issuance of this Note a Strategic Merger shall not be deemed a Major Transaction, (2) "Strategic Merger" means a merger with another entity in the same industry as the Company, in which the Company is the surviving entity and its Common Stock remains publicly traded subsequent to the merger and an investment of at least $7,000,000 has been made in the Company's Common Stock or convertible preferred stock; and (3) "Triggering Event" means
(i) the failure to have a Registration Statement, registering the shares of common stock of the Company issuable upon exercise of the related warrants delivered herewith, declared effective by the SEC within one hundred twenty (120) days following the date hereof; or (ii) any representation or warranty made by the Company in the Purchase Agreement or any of the Transaction Documents shall prove to have been false or incorrect in a material respect at the time when made; or (iii) the Company has breached a material covenant or other term or condition of the Purchase Agreement or any related agreement delivered therewith; or (iv) the Company has entered into a Subsequent Financing (as defined in Section 3.10 of the Purchase Agreement).

                           (f) The Payee may, at its option, elect to convert
all or a portion of the outstanding principal amount of this Note, plus all accrued but unpaid interest thereon into debt or equity securities of the Company issued after the date hereof at a conversion price equal to one hundred ten percent (110%) of the outstanding principal amount of the Note plus any accrued interest thereon being converted.

                  8. Other Notes. This Note is one of the Notes referred to in the Purchase Agreement. Any and all payments or prepayments of this Note by the Company shall be made on a pro rata basis with the Other Note. The Company shall promptly notify the holder of this Note of any notices sent or received, or any actions taken with respect to the Other Note.

                  9. Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Payee with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

                  10. Parties in Interest, Transferability. This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and permitted assigns. This Note may be transferred or sold, subject to the provisions of
Section 20 of this Note, or pledged, hypothecated or otherwise granted as security by the Payee.

                  11. Reliance. The Payee acknowledges and agrees that the Lenders have relied upon and will continue to rely upon, and are third-party beneficiaries of, the subordination provisions set forth herein in making loans and in otherwise extending credit to the Company. The Payee hereby waives notice of or proof of reliance hereon.

                  12. Amendments. This note may not be modified or amended in any manner except in writing executed by the Company and the Payee; provided, however, the subordination provisions contained herein are for the benefit of the Lenders and may not be rescinded, canceled, amended or modified in any way without the prior written consent thereto of the Lenders, if the Lenders shall then be holding Senior Debt.

                  13. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Company will give written notice to the Payee at least thirty (30) days prior to the date on which the Company closes its books or takes a record (x) with respect to any dividend or distribution upon the common stock of the Company, (y) with respect to any pro rata subscription offer to holders of common stock of the Company or
(z) for determining rights to vote with respect to a Major Transaction or a Triggering Event, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to the Payee at least twenty (20) days prior to the date on which dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to the Payee prior to such information being made known to the public.

   Address of the Payee:         S.A.C. Capital Associates, LLC
                                 c/o S.A.C. Capital Advisors, LLC
                                 777 Long Ridge Road
                                 Stamford, CT 06902
                                 Attention:  General Counsel
                                 Telecopier:  (203) 614 2393


   Address of the Company:       Speedcom Wireless Corporation
                                 1748 Independence Boulevard, D-4
                                 Sarasota, Florida 34243
                                 Attention:  Jay Wright, Chief Financial Officer
                                 Telecopier: (941) 358-6208

                  14. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

                  15. Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

                  16. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Payee's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Payee and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Payee and that the remedy at law for any such breach may be inadequate. Therefore the Company agrees that, in the event of any such breach or threatened breach, the Payee shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

                  17. Failure or Indulgence Not Waiver. No failure or delay on the part of the Payee in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                  18. Enforcement Expenses. The Company agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses.

                  19. Binding Effect. The obligations of the Company and the Payee set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

                  20. Compliance with Securities Laws. The Payee of this Note acknowledges that this Note is being acquired solely for the Payee's own account and not as a nominee for any other party, and for investment, and that the Payee shall not offer, sell or otherwise dispose of this Note other than in compliance with the laws of the United States of America and as guided by the rules of the SEC. This Note and any Note issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

                  "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SPEEDCOM WIRELESS CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."


                  21. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

                  22. Consent to Jurisdiction. Each of the Company and the Payee
(i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Payee consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 22 shall affect or limit any right to serve process in any other manner permitted by law.

                  23. Company Waivers. Except as otherwise specifically provided herein, the Company and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Company liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

                           (a) No delay or omission on the part of the Payee in
exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Payee, nor shall any waiver by the Payee of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

                           (b) THE COMPANY ACKNOWLEDGES THAT THE TRANSACTION OF
WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE PAYEE OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first written above.



                                                   SPEEDCOM WIRELESS CORPORATION



                                                   By:__________________________
                                                      Name:
                                                      Title:

                                                                       Exhibit C
                                                                       ---------


                                 FORM OF WARRANT


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SPEEDCOM WIRELESS CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.


                               WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                          Speedcom Wireless Corporation


                             Expires April 13, 2006

No.: W-1                                               Number of Shares: 222,222
Date of Issuance: April 13, 2001


         FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, Speedcom Wireless Corporation, a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that S.A.C. Capital Associates LLC or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Warrant, up to TWO HUNDRED TWENTY-TWO THOUSAND TWO HUNDRED TWENTY-TWO (222,222) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 9 hereof.

         1. Term. The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on the date of issuance of this Warrant and shall expire at 5:00 p.m., eastern time, on April 13, 2006 (such period being the "Term").

         2. Method of Exercise Payment; Issuance of New Warrant; Transfer and Exchange.

         (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term.

         (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) commencing on the first anniversary of the date of issuance, by "cashless exercise" by surrender to the Issuer for cancellation of a portion of this Warrant representing that number of unissued shares of Warrant Stock which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Warrant Price by the number of shares of Warrant Stock being purchased upon such exercise by (B) the Per Share Market Value as of the date of such exercise, or (iii) commencing on the first anniversary of the date of issuance, by a combination of the foregoing methods of payment selected by the Holder of this Warrant. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause
(ii) of this subsection (b), such exercise shall be accompanied by written notice from the Holder of this Warrant specifying the manner of payment thereof and containing a calculation showing the number of shares of Warrant Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender.

         (c) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

         (d) Transferability of Warrant. Subject to Section 2(e), this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph and subject to the provisions of subsection (e) of this Section 2, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed

(by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

         (e) Compliance with Securities Laws.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

                  (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

                  THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SPEEDCOM WIRELESS CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                  (iii) The restrictions imposed by this subsection (e) upon the transfer of this Warrant or the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been resold pursuant to an effective registration statement under the Securities Act, (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (C) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Securities Act and state securities laws.

         (f) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

         3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

         (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         (b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

         (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price,
(ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

         (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

         (e) Rights and Obligations under the Registration Rights Agreement. The shares of Warrant Stock are entitled to the benefits and subject to the terms of the Registration Rights Agreement dated as of April 13, 2001 between the Issuer and the Holders listed on the signature pages thereof (as amended from time to time, the "Registration Rights Agreement"). The Issuer shall keep or cause to be kept a copy of the Registration Rights Agreement, and any amendments thereto, at its chief executive office and shall furnish, without charge, copies thereof to the Holder upon request.

         4. Adjustment of Warrant Price and Warrant Share Number. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Section 5.

         (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

                  (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or
         (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or
         (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled (x) upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4 or (y) to sell this Warrant (or, at such Holder's election, a portion hereof) concurrently with the Triggering Event to the Person continuing after or surviving such Triggering Event, or to the Issuer (if Issuer is the continuing or surviving Person) at a sales price equal to the amount of cash, property and/or Securities to which a holder of the number of shares of Common Stock which would otherwise have been delivered upon the exercise of this Warrant would have been entitled upon the effective date or closing of any such Triggering Event (the "Event Consideration"), less the amount or portion of such Event Consideration having a fair value equal to the aggregate Warrant Price applicable to this Warrant or the portion hereof so sold.

                  (ii) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event unless, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such shares of Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

                  (iii) If with respect to any Triggering Event, the Holder of this Warrant has exercised its right as provided in clause (y) of subparagraph (i) of this subsection (a) to sell this Warrant or a portion thereof, the Issuer agrees that as a condition to the consummation of any such Triggering Event the Issuer shall secure such right of Holder to sell this Warrant to the Person continuing after or surviving such Triggering Event and the Issuer shall not effect any such Triggering Event unless upon or prior to the consummation thereof the amounts of cash, property and/or Securities required under such clause (y) are delivered to the Holder of this Warrant. The obligation of the Issuer to secure such right of the Holder to sell this Warrant shall be subject to such Holder's cooperation with the Issuer, including, without limitation, the giving of customary representations and warranties to the purchaser in connection with any such sale. Prior notice of any Triggering Event shall be given to the Holder of this Warrant in accordance with Section 13 hereof.

         (b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

                           (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                           (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                           (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

         (c) Certain Other Distributions. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                           (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

                           (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

                           (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm of recognized national standing acceptable to the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

         (d) Issuance of Additional Shares of Common Stock.

                  (i) If the Issuer, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (b) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction:

                           (A) the numerator of which shall be equal to the sum
                  of (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the greater of the Per Share Market Value then in effect and the Warrant Price then in effect, and

                           (B) the denominator of which shall be equal to the
                  number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.


                  (ii) The provisions of paragraph (i) of Section 4(d) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4(b) or 4(c). No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e) or
Section 4(f).

         (e) Issuance of Warrants or Other Rights. If at any time the Issuer shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents (or issue any warrant or other rights therefor), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Common Stock Equivalents (or any warrant or other rights therefor) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. No adjustments of the Warrant Price then in effect or the number of Warrant Shares for which this Warrant is exercisable shall be made upon the actual issue of such Common Stock or of such Common Stock Equivalents upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Common Stock Equivalents.

         (f) Issuance of Common Stock Equivalents. If at any time the Issuer shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Common Stock Equivalents shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Common Stock Equivalents. No further adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made under this Section 4(f) upon the issuance of any Common Stock Equivalents which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4(e). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

         (g) Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall have been made pursuant to Section 4(e) or
Section 4(f) as the result of any issuance of warrants, other rights or Common Stock Equivalents, and (i) such warrants or other rights, or the right of conversion or exchange in such other Common Stock Equivalents, shall expire, and all or a portion of such warrants or other rights, or the right of conversion or exchange with respect to all or a portion of such other Common Stock Equivalents, as the case may be shall not have been exercised, or (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth in this Section 4(g) above, there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or other rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such Common Stock Equivalents; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

         (h) Purchase of Common Stock by the Issuer. If the Issuer at any time while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Per Share Market Value, then the Warrant Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Per Share Market Value; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subsection (h), the date as of which the Per Share Market Price shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this subsection (h), a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible or exchangeable on such date.

         (i) Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

                  (i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Issuer. In case any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued in connection with any merger in which the Issuer issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Issuer, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Common Stock Equivalents, or any warrants or other rights therefor, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied.

                  (ii) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (iii) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

                  (iv) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled. In addition, no adjustment shall be required under
Section 4(d)(i) hereof in the event the Issuer issues or sells Additional Shares in a transaction whose primary purpose is to establish a relationship with the recipient thereof for strategic reasons and not to raise capital.

         (j) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

         (k) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

         5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have ten
(10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Issuer.

         6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

         7. Intentionally Omitted.

         8. Warrant Exercise Restriction. Notwithstanding anything to the contrary set forth in this Warrant, at no time may a holder of this Warrant exercise this Warrant, or a portion hereof, if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, would result in such holder owning more than 9.99% of all of the Common Stock issued and outstanding at such time; provided, however, that upon a holder of this Warrant providing the Issuer with thirty (30) days notice (pursuant to Section 13 hereof) (the "Waiver Notice") that such holder would like to waive Section 8 of this Warrant with regard to any or all shares of Common Stock issuable upon exercise of the Warrant, this Section 8 will be of no force or effect with regard to the number of shares exercisable pursuant to the Warrant, or the applicable portion thereof, referenced in the Waiver Notice.

         9. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

                  "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except the Warrant Stock.

                  "Board" shall mean the Board of Directors of the Issuer.

                  "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

                  "Common Stock" means the Common Stock, par value $.001 per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

                  "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

                  "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

                  "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

                  "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

                  "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

                  "Issuer" means Speedcom Wireless Corporation, a Delaware corporation, and its successors.

                  "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

                  "Nasdaq" means the Nasdaq SmallCap Market.

                  "Original Issue Date" means April 13, 2001.

                  "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

                  "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

                  "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

                  "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on Nasdaq or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on Nasdaq or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

                  "Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of April 13, 2001 among the Issuer and the investors a party thereto.

                  "Registration Rights Agreement" has the meaning specified in
         Section 3(e) hereof.

                  "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

                  "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

                  "Term" has the meaning specified in Section 1 hereof.

                  "Trading Day" means (a) a day on which the Common Stock is traded on Nasdaq, or (b) if the Common Stock is not listed on Nasdaq, a day on which the Common Stock is traded on any other registered national stock exchange, or (c) if the Common Stock is not traded on any other registered national stock exchange, a day on which the Common Stock is traded on the OTC Bulletin Board, or (d) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  "Voting Stock" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

                  "Warrants" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

                  "Warrant Price" means U.S.$5.00, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

                  "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

                  "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

         10. Other Notices. In case at any time:

                                    (A)     the Issuer shall make any
                                            distributions to the holders of
                                            Common Stock; or

                                    (B)     the Issuer shall authorize the
                                            granting to all holders of its
                                            Common Stock of rights to subscribe
                                            for or purchase any shares of
                                            Capital Stock of any class or of any
                                            Common Stock Equivalents or other
                                            rights; or

                                    (C)     there shall be any reclassification
                                            of the Capital Stock of the Issuer;
                                            or

                                    (D)     there shall be any capital
                                            reorganization by the Issuer; or

                                    (E)     there shall be any (i) consolidation
                                            or merger involving the Issuer or
                                            (ii) sale, transfer or other
                                            disposition of all or substantially
                                            all of the Issuer's property, assets
                                            or business (except a merger or
                                            other reorganization in which the
                                            Issuer shall be the surviving
                                            corporation and its shares of
                                            Capital Stock shall continue to be
                                            outstanding and unchanged and except
                                            a consolidation, merger, sale,
                                            transfer or other disposition
                                            involving a wholly-owned
                                            Subsidiary); or

                                    (F)     there shall be a voluntary or
                                            involuntary dissolution, liquidation
                                            or winding-up of the Issuer or any
                                            partial liquidation of the Issuer or
                                            distribution to holders of Common
                                            Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Issuer shall give to the Holder notice of all meetings and actions by written consent of its stockholders, at the same time in the same manner as notice of any meetings of stockholders is required to be given to stockholders who do not waive such notice (or, if such requires no notice, then two (2) Trading Days written notice thereof describing the matters upon which action is to be taken). The Holder shall have the right to send two (2) representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

         11. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 11 without the consent of the Holder of this Warrant.

         12. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         13. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or
(iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                  Speedcom Wireless Corporation
                  1748 Independence Boulevard, D-4
                  Sarasota, Florida  34243
                  Attention:  Jay Wright, Chief Financial Officer
                  Telephone: (941) 358-9283
                  Telecopier: (941) 358-6208
with copies (which copies shall not constitute notice to the Company) to:

                  Foley & Lardner
                  One IBM Plaza
                  330 N. Wabash Avenue, Suite 3300
                  Chicago, Illinois 60611-3608
                  Attention:  Edwin D. Mason, Esq.
                  Telephone: (312) 755-2532
                  Telecopier: (312) 755-1925

Copies of notices to the Holder shall be sent to Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, Attention: Christopher S. Auguste, Esq., facsimile no.: (212) 704-6288. Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

         14. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         15. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         16. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

         17. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

         18. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.


                                          SPEEDCOM WIRELESS CORPORATION



                                          By:__________________________________
                                             Name:
                                             Title:

                                  EXERCISE FORM

                          SPEEDCOM WIRELESS CORPORATION

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Speedcom Wireless Corporation covered by the within Warrant.

Dated: _________________            Signature  ___________________________

                                    Address    ___________________________

                                               ___________________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________            Signature  ___________________________

                                    Address    ___________________________

                                               ___________________________


                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________            Signature  ___________________________

                                    Address    ___________________________

                                               ___________________________


                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-_____ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                                                       Exhibit C
                                                                       ---------


                                 FORM OF WARRANT


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SPEEDCOM WIRELESS CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.


                               WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                          Speedcom Wireless Corporation


                             Expires April 13, 2006

No.: W-2                                               Number of Shares: 111,111
Date of Issuance: April 13, 2001


         FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, Speedcom Wireless Corporation, a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that SDS Merchant Fund, L.P. or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Warrant, up to ONE HUNDRED ELEVEN THOUSAND ONE HUNDRED ELEVEN (111,111) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 9 hereof.

         1. Term. The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on the date of issuance of this Warrant and shall expire at 5:00 p.m., eastern time, on April 13, 2006 (such period being the "Term").

         2. Method of Exercise Payment; Issuance of New Warrant; Transfer and Exchange.

         (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term.

         (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) commencing on the first anniversary of the date of issuance, by "cashless exercise" by surrender to the Issuer for cancellation of a portion of this Warrant representing that number of unissued shares of Warrant Stock which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Warrant Price by the number of shares of Warrant Stock being purchased upon such exercise by (B) the Per Share Market Value as of the date of such exercise, or (iii) commencing on the first anniversary of the date of issuance, by a combination of the foregoing methods of payment selected by the Holder of this Warrant. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause
(ii) of this subsection (b), such exercise shall be accompanied by written notice from the Holder of this Warrant specifying the manner of payment thereof and containing a calculation showing the number of shares of Warrant Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender.

         (c) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

         (d) Transferability of Warrant. Subject to Section 2(e), this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph and subject to the provisions of subsection (e) of this Section 2, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed

(by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

         (e) Compliance with Securities Laws.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

                  (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

                  THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SPEEDCOM WIRELESS CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                  (iii) The restrictions imposed by this subsection (e) upon the transfer of this Warrant or the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been resold pursuant to an effective registration statement under the Securities Act, (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (C) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Securities Act and state securities laws.

         (f) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

         3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

         (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         (b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

         (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price,
(ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

         (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

         (e) Rights and Obligations under the Registration Rights Agreement. The shares of Warrant Stock are entitled to the benefits and subject to the terms of the Registration Rights Agreement dated as of April 13, 2001 between the Issuer and the Holders listed on the signature pages thereof (as amended from time to time, the "Registration Rights Agreement"). The Issuer shall keep or cause to be kept a copy of the Registration Rights Agreement, and any amendments thereto, at its chief executive office and shall furnish, without charge, copies thereof to the Holder upon request.

         4. Adjustment of Warrant Price and Warrant Share Number. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Section 5.

         (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

                  (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or
         (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or
         (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled (x) upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4 or (y) to sell this Warrant (or, at such Holder's election, a portion hereof) concurrently with the Triggering Event to the Person continuing after or surviving such Triggering Event, or to the Issuer (if Issuer is the continuing or surviving Person) at a sales price equal to the amount of cash, property and/or Securities to which a holder of the number of shares of Common Stock which would otherwise have been delivered upon the exercise of this Warrant would have been entitled upon the effective date or closing of any such Triggering Event (the "Event Consideration"), less the amount or portion of such Event Consideration having a fair value equal to the aggregate Warrant Price applicable to this Warrant or the portion hereof so sold.

                  (ii) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event unless, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such shares of Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

                  (iii) If with respect to any Triggering Event, the Holder of this Warrant has exercised its right as provided in clause (y) of subparagraph (i) of this subsection (a) to sell this Warrant or a portion thereof, the Issuer agrees that as a condition to the consummation of any such Triggering Event the Issuer shall secure such right of Holder to sell this Warrant to the Person continuing after or surviving such Triggering Event and the Issuer shall not effect any such Triggering Event unless upon or prior to the consummation thereof the amounts of cash, property and/or Securities required under such clause (y) are delivered to the Holder of this Warrant. The obligation of the Issuer to secure such right of the Holder to sell this Warrant shall be subject to such Holder's cooperation with the Issuer, including, without limitation, the giving of customary representations and warranties to the purchaser in connection with any such sale. Prior notice of any Triggering Event shall be given to the Holder of this Warrant in accordance with Section 13 hereof.

         (b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

                           (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                           (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                           (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

         (c) Certain Other Distributions. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                           (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

                           (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

                           (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm of recognized national standing acceptable to the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

         (d) Issuance of Additional Shares of Common Stock.

                  (i) If the Issuer, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (b) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction:

                           (A) the numerator of which shall be equal to the sum
                  of (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the greater of the Per Share Market Value then in effect and the Warrant Price then in effect, and

                           (B) the denominator of which shall be equal to the
                  number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.


                  (ii) The provisions of paragraph (i) of Section 4(d) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4(b) or 4(c). No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any

Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e) or Section 4(f).

         (e) Issuance of Warrants or Other Rights. If at any time the Issuer shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents (or issue any warrant or other rights therefor), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Common Stock Equivalents (or any warrant or other rights therefor) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. No adjustments of the Warrant Price then in effect or the number of Warrant Shares for which this Warrant is exercisable shall be made upon the actual issue of such Common Stock or of such Common Stock Equivalents upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Common Stock Equivalents.

         (f) Issuance of Common Stock Equivalents. If at any time the Issuer shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Common Stock Equivalents shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Common Stock Equivalents. No further adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made under this Section 4(f) upon the issuance of any Common Stock Equivalents which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4(e). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

         (g) Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall have been made pursuant to Section 4(e) or Section 4(f) as the result of any issuance of warrants, other rights or Common Stock Equivalents, and (i) such warrants or other rights, or the right of conversion or exchange in such other Common Stock Equivalents, shall expire, and all or a portion of such warrants or other rights, or the right of conversion or exchange with respect to all or a portion of such other Common Stock Equivalents, as the case may be shall not have been exercised, or (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth in this Section 4(g) above, there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or other rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such Common Stock Equivalents; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

         (h) Purchase of Common Stock by the Issuer. If the Issuer at any time while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Per Share Market Value, then the Warrant Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Per Share Market Value; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subsection (h), the date as of which the Per Share Market Price shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this subsection (h), a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible or exchangeable on such date.

         (i) Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

                  (i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Issuer. In case any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued in connection with any merger in which the Issuer issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Issuer, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Common Stock Equivalents, or any warrants or other rights therefor, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied.

                  (ii) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in
Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (iii) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

                  (iv) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled. In addition, no adjustment shall be required under
Section 4(d)(i) hereof in the event the Issuer issues or sells Additional Shares in a transaction whose primary purpose is to establish a relationship with the recipient thereof for strategic reasons and not to raise capital.

         (j) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

         (k) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

         5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Issuer.

         6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

         7. Intentionally Omitted.

         8. Warrant Exercise Restriction. Notwithstanding anything to the contrary set forth in this Warrant, at no time may a holder of this Warrant exercise this Warrant, or a portion hereof, if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, would result in such holder owning more than 9.99% of all of the Common Stock issued and outstanding at such time; provided, however, that upon a holder of this Warrant providing the Issuer with thirty (30) days notice (pursuant to Section 13 hereof) (the "Waiver Notice") that such holder would like to waive Section 8 of this Warrant with regard to any or all shares of Common Stock issuable upon exercise of the Warrant, this Section 8 will be of no force or effect with regard to the number of shares exercisable pursuant to the Warrant, or the applicable portion thereof, referenced in the Waiver Notice.

         9. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

                  "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except the Warrant Stock.

                  "Board" shall mean the Board of Directors of the Issuer.

                  "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership,
         (iii) all membership
         interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

                  "Common Stock" means the Common Stock, par value $.001 per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

                  "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

                  "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

                  "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

                  "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

                  "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

                  "Issuer" means Speedcom Wireless Corporation, a Delaware corporation, and its successors.

                  "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

                  "Nasdaq" means the Nasdaq SmallCap Market.

                  "Original Issue Date" means April 13, 2001.

                  "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

                  "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

                  "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

                  "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on Nasdaq or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on Nasdaq or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

                  "Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of April 13, 2001 among the Issuer and the investors a party thereto.

                  "Registration Rights Agreement" has the meaning specified in
         Section 3(e) hereof.

                  "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

                  "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

                  "Term" has the meaning specified in Section 1 hereof.

                  "Trading Day" means (a) a day on which the Common Stock is traded on Nasdaq, or (b) if the Common Stock is not listed on Nasdaq, a day on which the Common Stock is traded on any other registered national stock exchange, or (c) if the Common Stock is not traded on any other registered national stock exchange, a day on which the Common Stock is traded on the OTC Bulletin Board, or (d) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  "Voting Stock" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

                  "Warrants" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

                  "Warrant Price" means U.S.$5.00, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

                  "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

                  "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

         10. Other Notices. In case at any time:

                                    (A)     the Issuer shall make any
                                            distributions to the holders of
                                            Common Stock; or

                                    (B)     the Issuer shall authorize the
                                            granting to all holders of its
                                            Common Stock of rights to subscribe
                                            for or purchase any shares of
                                            Capital Stock of any class or of any
                                            Common Stock Equivalents or other
                                            rights; or

                                    (C)     there shall be any reclassification
                                            of the Capital Stock of the Issuer;
                                            or

                                    (D)     there shall be any capital
                                            reorganization by the Issuer; or

                                    (E)     there shall be any (i) consolidation
                                            or merger involving the Issuer or
                                            (ii) sale, transfer or other
                                            disposition of all or substantially
                                            all of the Issuer's property, assets
                                            or business (except a merger or
                                            other reorganization in which the
                                            Issuer shall be the surviving
                                            corporation and its shares of
                                            Capital Stock shall continue to be
                                            outstanding and unchanged and except
                                            a consolidation, merger, sale,
                                            transfer or other disposition
                                            involving a wholly-owned
                                            Subsidiary); or

                                    (F)     there shall be a voluntary or
                                            involuntary dissolution, liquidation
                                            or winding-up of the Issuer or any
                                            partial liquidation of the Issuer or
                                            distribution to holders of Common
                                            Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Issuer shall give to the Holder notice of all meetings and actions by written consent of its stockholders, at the same time in the same manner as notice of any meetings of stockholders is required to be given to stockholders who do not waive such notice (or, if such requires no notice, then two (2) Trading Days written notice thereof describing the matters upon which action is to be taken). The Holder shall have the right to send two (2) representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

         11. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 11 without the consent of the Holder of this Warrant.

         12. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         13. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or
(iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                  Speedcom Wireless Corporation
                  1748 Independence Boulevard, D-4
                  Sarasota, Florida  34243
                  Attention:  Jay Wright, Chief Financial Officer
                  Telephone: (941) 358-9283
                  Telecopier: (941) 358-6208
with copies (which copies shall not constitute notice to the Company) to:

                  Foley & Lardner
                  One IBM Plaza
                  330 N. Wabash Avenue, Suite 3300
                  Chicago, Illinois 60611-3608
                  Attention:  Edwin D. Mason, Esq.
                  Telephone: (312) 755-2532
                  Telecopier: (312) 755-1925

Copies of notices to the Holder shall be sent to Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, Attention: Christopher S. Auguste, Esq., facsimile no.: (212) 704-6288. Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

         14. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         15. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         16. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

         17. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

         18. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.


                                                   SPEEDCOM WIRELESS CORPORATION



                                                   By:__________________________
                                                      Name:
                                                      Title:

                                  EXERCISE FORM

                          SPEEDCOM WIRELESS CORPORATION

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Speedcom Wireless Corporation covered by the within Warrant.

Dated: _________________            Signature        ___________________________

                                    Address          ___________________________

                                                     ___________________________


                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________            Signature        ___________________________

                                    Address          ___________________________

                                                     ___________________________


                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________            Signature        ___________________________

                                    Address          ___________________________

                                                     ___________________________


                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-_____ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.